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                                                                   EXHIBIT 10.13

                      AMENDED AND RESTATED FORT WORTH LEASE

         THIS AMENDED AND RESTATED FORT WORTH LEASE dated February 20, 2003 for reference purposes ("Lease"), is entered into by and between JERRY AND VICKIE MOYES, whose address is P.O. Box 29243, Phoenix, Arizona 85038-9243 ("Landlord") and CENTRAL FREIGHT LINES, INC. whose address is P.O. Box 2638, Waco, Texas 76702-2638 ("Tenant").

Background. In February, 2003, in connection with a $65 million refinance mortgage loan to Southwest Premier Properties, L.L.C. ("SPP") from Zions National Bank (the "Loan"), Landlord, as an accommodation pledgor, pledged as collateral the Property subject to this Lease, and SPP and another Moyes entity pledged as collateral an additional 27 parcels. With respect to the Fort Worth Property that is the subject of this Lease, this Amended and Restated Fort Worth Lease reflects an increase in rents in order to provide sufficient debt service coverage for the Loan, and replaces and supplements the lease executed March 2, 1998 covering the following three properties: Eagle Pass, TX; Temple, TX, and Fort Worth, TX ("Underlying Lease"). As of the date hereof, the parties also have entered into an Amended and Restated Eagle Pass Lease that replaces and supplements in its entirety the Underlying Lease.

                               W I T N E S E T H :

                                    ARTICLE 1

                                    THE LEASE

         SECTION 1.01. Subject to the terms and conditions set forth below, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property located at 5200 East Loop 820 South, Fort Worth, TX 76119-6511, more fully described on Exhibit "A" (herein, the "Property").

         SECTION 1.02. The term of this Lease is ten (10) years and shall commence on MARCH 20, 1998, and shall end on MARCH 19, 2008, unless it is sooner terminated as hereinafter provided. Landlord or Tenant may extend this Lease an additional ten (10) years by giving six (6) months written notice of the extension to the other party. In the event that the term is extended, the terms and conditions shall remain the same as during the original term. Landlord or Tenant may terminate this Lease by giving sixty (60) days' notice in writing to the other party.

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                                    ARTICLE 2

                                      RENT

          SECTION 2.01. Tenant agrees to pay to Landlord, during the entire term of this Lease, without abatement or set off, base rent in monthly installments, each in the amount of $15,426.

Rent shall be paid in advance of each month during the term of this Lease, on or before the last business day of each calendar month, for the next succeeding month. Any portion of a month shall be on a daily prorate basis. Rent checks shall be sent to the address set forth in Section 22.01 of this Lease.

         SECTION 2.02. Tenant shall also pay after thirty (30) days notice, and without abatement, deductions or set off as additional rent hereunder, all sums, costs and expenses which Tenant in any other provisions of this Lease agrees to pay. In the event of nonpayment of such sums, Landlord shall have (in addition to all other rights and remedies) all the rights and remedies provided herein or by law for nonpayment of rent.

                                    ARTICLE 3

                                SECURITY DEPOSIT

         SECTION 3.01.  None.

                                    ARTICLE 4

                                   IMPOSITIONS

         SECTION 4.01. Tenant shall pay as and when due the charges for water, sewer, electrical power, data lines, telephone service and trash collection.

         SECTION 4.02. Rent shall be paid to Landlord without notice or demand. It is the intent of the Landlord and Tenant that all rental payable hereunder shall be absolutely net to Landlord, and shall be paid, without abatement, deduction or set off by the tenant. Tenant shall be responsible for real estate taxes. Tenant shall also be responsible for the taxes on Tenant's personal property.

         SECTION 4.03. All payments of rent are to made to Landlord, at such place as Landlord shall designate in writing to Tenant. If after initial designation Landlord desires that rent shall be paid and directed among other parties, then Landlord shall make such designation in writing to Tenant, otherwise such designation shall not be effective.

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                                    ARTICLE 5

                            SURRENDER ON TERMINATION

         SECTION 5.01. Tenant shall, on the last day of the term hereof or upon any earlier termination of this Lease, surrender the Property to Landlord in as good condition, reasonable wear and tear excepted, as Tenant received the Property from Landlord on the first day of the Lease term, free and clear of all occupancies unless expressly permitted by Landlord in writing, and free and clear of all liens and encumbrances other than those to which this Lease is subject.

         SECTION 5.02. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord, and failing to do so, will pay as liquidated damages, for the whole time such possession is withheld, the monthly rent set forth in Article 2 for the month immediately prior to the termination; but the provisions of this clause shall not be held as a waiver by Landlord of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this Lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

         SECTION 5.03. Upon termination of this Lease, title to all permanent improvements made or constructed by Tenant and located on the Property shall vest in Landlord under the following terms and conditions. Tenants cost of improvements to the Property shall be disclosed and agreed upon by amendment to this Lease.

         SECTION 5.04. All personal property of Tenant which shall remain on the Property after the termination of this Lease shall, at the option of Landlord, be deemed to have been abandoned and may be retained by Landlord as its property or be disposed of, without accountability, in such manner as Landlord may see fit. However, Landlord shall also have the right to require Tenant to remove any such personal property at Tenant's own cost and expense and to repair any damages caused by such removal. Upon Tenant's failure to do so upon fifteen (15) days notice from Landlord, Landlord may cause such personal property to be removed and charge all cost of removal to Tenant.

         SECTION 5.05. The provision of this Article 5 shall survive the expiration or any termination of this Lease.

                                    ARTICLE 6

                                    INSURANCE

         SECTION 6.01. During the term of the Lease, Tenant shall at its sole cost and expense, keep all his personal equipment and furnishings insured. Landlord assumes no responsibility for Tenant's personal property and belongings. Tenant shall insure the buildings covered under this Lease.

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         SECTION 6.02. In addition to the insurance to be provided and maintained by Tenant pursuant to Section 6.01 above, Tenant at its sole cost and expense, but for the mutual benefit of Landlord and Tenant, shall maintain during the term of this Lease, personal injury and property damage liability insurance against claims for personal injury, death or property damage, occurring in, on or about the Property. Such insurance to afford minimum single limit protection of not less than Two Million Dollars ($2,000,000).

         SECTION 6.03. Any additional insurance carried by Tenant shall not reduce the insurance required under this Lease to be carried by Tenant on behalf of Landlord, nor cause Landlord to become a co-insurer with any other person or entity.

         SECTION 6.04. All insurance provided for in this Article shall be effected under valid and enforceable policies in form reasonably satisfactory to Landlord, issued by insurers of recognized responsibility which are licensed to do business under the laws of the United States and the state of Texas. Upon the execution of this Lease, and thereafter not less than thirty (30) days prior to the execution dates of the expiring policies theretofore furnished pursuant to this Article, one original certificate thereof, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord of such payment, and further showing Landlord to be listed as an additional named insured and loss payee on all insurance policies provided for in this Article, shall be delivered by Tenant to Landlord. Copies of all said insurance policies provided for in this Article shall also be delivered to Landlord upon execution of this Lease and thereafter not less than thirty (30) days prior to expiration of said policies.

         SECTION 6.05. All policies of insurance provided for in Section 6.01 and 6.02 shall name Landlord and Tenant as the insureds, as their respective interests may appear.

         SECTION 6.06. Each such certificate shall contain an agreement by the insurer that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to Landlord.

                                    ARTICLE 7

                            LANDLORD'S RIGHT TO CURE

         SECTION 7.01. If Tenant shall at any time fail to pay any Imposition in accordance with the provision of this Lease, or to take out, pay for, maintain or deliver any of the insurance policies provided for in Article 6, or shall fail to make any other payment or perform any other act on its part to be made or performed under this Lease, including the obligation to maintain and repair the Property, then Landlord, after thirty (30) days notice to Tenant (or without notice in case of emergency) and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may (but shall be no obligation to):

                  (a)      pay any Imposition by Tenant, or

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                  (b)      make any other payment or perform any other act on
Tenant's part to be made or performed as in this Lease provided, and may enter upon the Property for such purpose and take all such action thereon as may be necessary therefor.

         SECTION 7.02. All sums so paid by Landlord and all reasonable costs and expenses incurred by Landlord in connection with the performance of any such act (together with interest thereon at the maximum interest rate then permitted by Texas law from the respective dates of Landlord's making of each such payment or incurring of each cost and expense) shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord upon written demand.

                                    ARTICLE 8

                            TENANT'S DUTY TO MAINTAIN

         SECTION 8.01. Throughout the term of this Lease, Tenant, at its own cost and expense, will repair, maintain and take good care of the Property, and appurtenances therein and every part of and portion of the Property and any sidewalks, parking lots, driveways, roadways, walls, curbs, and vaults adjoining and/or appurtenant to the Property and will keep same in good order and condition. Tenant will neither do or suffer any waste or injury to the Property or any part thereof, nor make any alteration of the Property without the Landlord's prior written consent.

         SECTION 8.02. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance, development, and management of the Property throughout the entire term of this Lease. Tenant accepts the Property in the condition existing as of the date of this Lease and acknowledges that Landlord has not made any representation or warranty as to the condition of the Property and the present suitability for the conduct of Tenant's business on the Property.

         SECTION 8.03. It is understood and agreed that Tenant's duty to maintain the Property is limited by the provision of Article 23 below.

                                    ARTICLE 9

                              COMPLIANCE WITH LAWS

         Subject to the provision of Article 23 below:

         SECTION 9.01. Throughout the term of this Lease, Tenant at its own cost and expense, will promptly comply with (a) all present and future laws, ordinances, orders, rules, regulations, and requirements of every duly constituted governmental authority or agent, and (b) all orders, rules and regulations of the National Board of Fire Underwriters, the Texas Fire Insurance Rating Organization or any other body exercising similar functions.

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         SECTION 9.02. Tenant shall likewise observe and comply with the requirements of all policies of insurance at any time in force with respect to the Property and of the insurance companies issuing them.

                                   ARTICLE 10

                               LIENS AND MORTGAGES

         SECTION 10.01. Tenant will not create or permit to be created or to remain, and will discharge, any lien, encumbrance or charge which might be or become a charge on the interest of Landlord under the Lease; provided, however, nothing herein shall require payment by Tenant of any lien or encumbrance created by Landlord.

         SECTION 10.02. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Property or any part thereof, Tenant, if Landlord shall so require, within ninety (90) days after commencement of foreclosure action thereon, whichever shall first occur, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within such period, then, in addition to any other right or remedy which Landlord may have under this Lease or otherwise, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution f an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances, and recover such sums from Tenant including the cost of discharge by deposit or bond, plus interest, as herein above provided.

                                   ARTICLE 11

                           SALE OF LANDLORD'S INTEREST

         SECTION 11.01. In the event of any sale or exchange of the Property by Landlord and assignment by Landlord of this Lease, Landlord shall be relieved of all liability under all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Property of this Lease occurring after the consummation of such sale or exchange.

                                   ARTICLE 12

                              RESTRICTED LAWFUL USE

         SECTION 12.01. Tenant will not use or allow the Property or any part thereof to be used or occupied for any unlawful purpose or in violation of any certificate of occupancy or certificate

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of compliance covering or affecting the use of the Property or any part thereof, and Tenant will not suffer any act to be done or any condition to exist on the Property or any part thereof, or any article to be brought thereon, which may be dangerous, unless safeguarded as required by law, or which, in law, constitutes a nuisance, public or private, or which may make void or voidable any insurance then in force with respect thereto, unless consented to by Landlord, in writing.

                                   ARTICLE 13

                               HAZARDOUS MATERIALS

         SECTION 13.01. Tenant shall act, at its expense, comply with all applicable laws, regulations, rules and orders, regardless of when they become or became effective, including without limitation those relating to health, safety, noise, environmental protection, waste disposal and water and air quality, and furnish satisfactory evidence of such compliance upon request of Landlord. Should any discharge, leakage, spillage, emission, or pollution of any type occur upon or from the leased Property, due to Tenant's use and occupancy thereof, Tenant, at its expense shall be obligation to clean the Property to the satisfaction of Landlord and any governmental body having jurisdiction there over Tenant and landlord agree to indemnify, hold harmless and defend each other against all liability, cost and expense (including without limitation, any fines, penalties, judgments, litigation costs and attorney's fees) incurred by the other party as a result of the other parties breach of this Section 13. Landlord hereby represents and warrants to Tenant that to the best of Landlord's knowledge, neither Landlord, nor to the best of Landlord's knowledge any other person has ever caused or permitted any Hazardous Material to be released from the leased Property, into any water course, body or water, or wetlands and neither has the leased Property ever been used as a treatment, or disposal site for any Hazardous Material. The term "Hazardous Material" means and includes any petroleum products and any hazardous substance or any pollutant or contaminant defined as such (or for purposes of) the Comprehensive Environmental Response Compensation, and Liability Act; any so-called "Superfund" or "Superlien" law; Toxic Substances Control Act; or other federal, state or local statute, law, ordinance, code, rule, regulation, order, or decree regulation, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous wastes, substance or material, as now or at any time hereafter in effect; and asbestos or any substance or compound containing asbestos, PCB's or any other hazardous, toxic or dangerous waste, substance or material (hereinafter collectively referred to as "Environmental Laws").

                                   ARTICLE 14

                      LANDLORD'S RIGHT TO INSPECT AND ENTER

         SECTION 14.01. Tenant will permit Landlord, and its authorized representatives, to enter the Property at all reasonable times during usual business hours for the purpose of (a) inspecting the same, and (b) making any repairs thereto and performing any work therein that may be necessary by reason of Tenant's default under this Lease. Nothing herein shall imply any

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duty upon the part of Landlord to do work which Tenant is required to perform, and performance thereof by Landlord shall not constitute a waiver of Tenant's default.

         SECTION 14.02. Landlord shall upon twenty four (24) hours oral notice have the right to enter the Property at all reasonable times during usual business hours for the purpose of showing the same to prospective purchasers or mortgagors thereof.

         SECTION 14.03. Landlord may, during the progress of any work performed by Landlord, keep and store upon the Property all necessary materials, tools, supplies and equipment. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any subtenant reasonably and necessarily required by the making of such repairs or the performance of any such work, or an account of bringing materials, tools, supplies and equipment into or through the Property during the course thereof, and the obligations of Tenant under this Lease shall not be affected thereby.

                                   ARTICLE 15

                               TENANT TO INDEMNIFY

         SECTION 15.01. Tenant will pay and discharge, and indemnify, defend and save harmless Landlord against and from costs, charges and expenses, including reasonable attorneys' fee, which may be imposed upon or incurred by or asserted against Landlord and/or against the Property by reason of any of the following occurring during the term of this Lease, except as and to the extent (i) the same may arise from the negligence of Landlord or (ii) the same relate to the express responsibilities of Landlord hereunder:

                  (a) Any work or thing done or suffered by Tenant in, on, or about the Property, or any part thereof;

                  (b) Any use, possession, occupation, condition, operation, maintenance or management of the Property;

                  (c) Any negligence on the part of Tenant or any of its agents, contractors, servants, employees, licensee, or invitees;

                  (d) Any accident, injury or damage to any person or property occurring in, on, or about the Property or any part thereof;

         In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord shall, at Tenant's expense, resist or defend such action or proceeding by counsel selected by Tenant and reasonably satisfactory to Landlord. Tenant may settle any such claim at any time on such items as it may find acceptable.

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                                   ARTICLE 16

                              DAMAGE OR DESTRUCTION

         SECTION 16.01. In case of casualty to the Property resulting in damage or destruction, Tenant will promptly give written notice thereof to Landlord. Tenant, at its sole cost and expense, whether or not such casualty loss is covered by insurance and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, shall restore, repair replace or rebuild the same as nearly as possible to its value, condition and character immediately prior to such damage or destruction.

         SECTION 16.02. No destruction of or damage to the Property or any part thereof by fire or any other casualty, irrespective of whether such destruction or damage may occur before, on or after the date of the commencement of the term of this Lease, shall permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay the full net rent and other charges payable under this Lease, and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the demised Property or any part thereof, or to any suspension, diminution, abatement or reduction of net rent on account of such destruction or damage. Notwithstanding the foregoing, in the event that the Property or a significant portion thereof (exclusive of buildings and other improvements thereon) are materially damaged or destroyed by a natural disaster or other casualty (other than fire) such that they cannot economically or feasibly be used by Tenant in the conduct or operation of its business, irrespective of whether such damage or destruction may occur before, or after the date of the commencement of the term of his Lease, Tenant may at its option terminate this Lease upon thirty (30) days prior written notice to Landlord given with fifteen (15) days of such damage or destruction. Upon such termination, neither party shall have any further obligation to the other except with respect to accrued but unpaid liabilities under the Lease to the date of termination.

                                   ARTICLE 17

                                  CONDEMNATION

         SECTION 17.01. Wherever used in this Article, the following words shall have the definitions and meaning hereinafter set forth:

                  (a) "Condemnation": any action or proceeding brought for the purpose of any taking of the fee of the Property or any part thereof or interest therein (including the leasehold estate of Tenant in the Property) by competent authority as a result of the exercise of the power of eminent domain, including a voluntary sale to such authority either under threat of condemnation or while such action or proceeding is pending.

                  (b) "Vesting Date": the event and date of vesting title to the fee of the Property or any part thereof or interest therein, in the competent authority pursuant to condemnation.

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         SECTION 17.02. If all of the Property shall be taken in condemnation, this Lease shall terminate at the Vesting Date and the net rent under this Lease shall be apportioned to the date of such termination.

         SECTION 17.03. If less than all of the Property shall be taken in condemnation, Landlord and Tenant mutually shall determine, within a reasonable time after the Vesting Date, whether the remaining buildings and improvements thereon (after necessary repairs and reconstruction to constitute them a complete architectural unit) can economically and feasibly be used by Tenant.

If it is determined that the remaining Property cannot economically and feasibly by used by Tenant, taking into account minimum space requirements for the conduct and operation of its business, Landlord or Tenant, at their respective election, may terminate this Lease on thirty (30) days notice after such determination, and the net rent and other charges payable by Tenant under this Lease shall be apportioned to the date of termination. Thereafter, neither party shall have any continuing obligation to the other hereunder.

         SECTION 17.04. In the event of condemnation, the entire condemnation award shall be paid to the Landlord.

         SECTION 17.05. If this Lease shall not terminate as provided in Section 17.02, the base rent thereafter required to be paid shall be reduced by a fraction, the denominator of which shall be the total square footage of the Property prior to condemnation, and the numerator of which shall be the denominator minus the total square footage of the Property after condemnation.

                                   ARTICLE 18

                                   ASSIGNMENT

         SECTION 18.01. Tenant may not sell, transfer, assign, sublease, license, concession or transfer all or any part of its rights under this Lease without the prior written consent of Landlord. Landlord's consent to any such assignment shall not be unreasonably withheld. Provided, however, it shall be a condition to Landlord's consent that the proposed transferee has the financial ability and business experience to own and operate the business located on the Property and has a good business reputation.

         Upon any such permitted assignment or transfer, Tenant (and any previous assignee) shall remain fully liable hereunder and shall not be released from the performance of any remaining obligations of Tenant under his Lease during the remainder. Tenant shall deliver to Landlord not later than five (5) days before the effective date thereof, a duplicate original of such assignment together with the assumption agreement by the assignee.

         SECTION 18.02. Any assignment of sublease which may hereafter be made by Tenant with Landlord's approval shall provide that it is expressly made subject to the terms, covenants, provisions and conditions of this Lease and is subordinate thereto, and shall prohibit prepayment

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of rent thereunder (including security) in an amount exceeding three (3) months rent. Landlord will issue non-disturbance agreements to subtenants requesting same in writing, provided their respective subleases are commercially reasonable terms.

         SECTION 18.03. Tenant hereby assigns to Landlord, effective upon the occurrence of any Event of Default hereunder, and so long as such Default remains uncured, as collateral security for the performance of all obligations of Tenant under this Lease, any sublease created by Tenant and each and every amendment, modification or extension thereof. In no event shall such assignment impose upon Landlord any duty or obligation to perform any of the obligations of Tenant as sub-landlord under any such lease or subleases. After default by Tenant, Landlord may collect the rents and subrents from any and all subtenants or occupants and apply the net amount collected to the net rent under this Lease, but no such collection by landlord will be deemed to be a waiver of any agreement, term, covenant, or condition of this Lease by Landlord, nor the acceptance by Landlord of any subtenant or occupant, as Tenant.

         SECTION 18.04. Notwithstanding any provision of this Article 18, Tenant's interest in this Lease may be assigned with Landlord's written consent. Provided, however, upon any such assignment, Tenant (and any previous assignee) shall remain fully liable hereunder and shall not be released from the performance of any remaining obligations of Tenant under this Lease during the remainder of the term.

                                   ARTICLE 19

                                TENANT'S DEFAULTS

         SECTION 19.01. The occurrence of any one or more of the following events (herein sometimes called "Events of Default") shall constitute a material default and breach of this Lease by Tenant:

                  (a) Failure to make in the due and punctual payment of any rent, or in the payment of any other sums required to be paid by Tenant under this Lease when and as the same shall become due and payable; or

                  (b) Failure by Tenant to perform of or compliance with any of the covenants, agreements, terms or conditions contained in this Lease other than those referred to in the foregoing subdivisions (a), and the continuation of such default for a period of thirty (30) days after written notice thereof form Landlord to Tenant (provided, that if Tenant proceeds with due diligence during such thirty (30) day period to cure such default and is unable by reason of the nature of the work involved, to cure the same within the said thirty (30) days, its time to do so shall be extended for such additional period as shall be necessary to cure the same); or

                  (c) The filing by Tenant of a voluntary petition in bankruptcy or the adjudication of Tenant as a bankrupt or insolvent, or taking by Tenant of the benefit of any relevant debtors or the filing by Tenant of any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under

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any present or future federal, state or other consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or all or any substantial part of its properties, or the making by Tenant of any general assignment for the benefit of creditors; or

                  (d) The filing against Tenant of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation which petition shall remain undismissed or unstayed for an aggregate of sixty (60) days, or if any trustee, receiver or liquidator of Tenant, or of all or any substantial part of its properties, shall be appointed without the consent or acquiescence of Landlord and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days.

         In the event of any such Event of Default, this Lease and the term herein stated and all rights of Tenant under this Lease at the option of the Landlord shall expire and terminate.

         SECTION 19.02. Upon any such termination of this Lease, Tenant shall quit and peacefully surrender the Property to Landlord and the buildings and improvements thereon shall automatically be and become the property of Landlord free and clear of any claims of Tenant. At any time on or after such termination, Landlord may without further notice, enter upon the Property by force, summary proceedings, ejectment or otherwise, and dispose and remove Tenant therefrom.

         SECTION 19.03. In such event of termination, Landlord shall be entitled to accelerate the rent to recover from Tenant all unpaid installments of rent and other sums due and owing under this Lease for the remainder of the term and all other damages incurred by Landlord by reason of Tenant's default, including but not limited to any or all of the following:

                  (a) The cost of recovering possession of the Property, including attorney's fees and court costs;

                  (b) Any other amount necessary to compensate Landlord for all the determent proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                  (c) Any other amounts and remedies permitted by law. All remedies are cumulative and are not alternate or singular.

         SECTION 19.04. At any time (a) written fifteen (15) days prior to the expiration of the term of this Lease, or (b) after Landlord or Tenant shall have been served any notice of termination of this Lease, but prior to the date of termination, or (c) after Landlord shall have commenced a proceeding to recover possession of the Property, but prior to the termination of this Lease, all subleases theretofore executed by or assigned to Tenant and the rents payable thereunder, at the option of Landlord (such option to be exercised by notice to Tenant), shall be deemed assigned and transferred by Tenant to Landlord. Such assignment and transfer shall be effect without execution by Tenant of any instrument. However, Tenant at Landlord's request, shall execute, acknowledge and deliver to Landlord an instrument or instruments, in recordable

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form, confirming such assignment and transfer, and in the event that Tenant shall fail or refuse to execute, acknowledge or deliver such instrument, Landlord, in addition to any other rights and remedies, may as the attorney-in-fact of Tenant, execute, acknowledge and deliver it, and Tenant hereby irrevocably nominates, constitutes and appoints Landlord Tenant's proper and legal attorney-in-fact for such purpose, coupled with an interest, hereby ratifying all that Landlord may do in such capacity.

         SECTION 19.05. Tenant, for and on behalf of itself and all persons claiming through or under Tenant waives any and all right of redemption or reentry or repossession or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of expiration or termination of this Lease. The terms "enter", "reenter", "entry" or "reentry", as used in this Lease, are not restricted to their technical legal meaning.

         SECTION 19.06. No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a wavier of any such breach or of such covenant, agreement, term of condition. No covenant, agreement, term of condition of this Lease to be performed or complied with by Landlord or Tenant, and no breach thereof, shall be waived, altered or modified, except by a written instrument executed by the party to be charged therewith. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term, and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

         SECTION 19.07. In the event of any breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity for such breach as through re-entry, summary proceedings, and other remedies were not provided for in this Lease. In the event of Tenant's failure to pay rent on the date when due, Tenant shall pay Landlord interest on any such overdue payments at the lessor of its maximum interest rate then permitted by Texas law or fifteen percent (15%) per annum.

                                   ARTICLE 20

               END OF TERM, INTEREST ON DEFAULT, AND LATE CHARGES

         SECTION 20.01. All rent in arrears and all amounts collectible hereunder shall bear interest at the lessor of (i) fifteen percent (15%) per annum or (ii) the maximum rate then permitted by Texas law, from their respective due dates until paid, provided that this shall in no way limit, lesson or affect any claim for damages by Landlord for any breach or default by Tenant.

         SECTION 20.02. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but

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are not limited to processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Property.

                                   ARTICLE 21

                                  SEVERABILITY

         SECTION 21.01. If any term of provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unacceptable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 22

                              NOTICES AND CONSENTS

         SECTION 22.01. Any notice, request, demand, statement or consent herein required or permitted to be given by either party to the other hereunder shall be in writing and shall be deemed to have been sufficiently and effectually given if signed by or on behalf of the party giving the notice and mailed by registered or certified prepaid post, return receipt requested, addressed to the other;

         If to Landlord:

                  Jerry & Vickie Moyes
                  c/o Gary Weinberger
                  (by U.S. Mail)                       (by Express Courier)
                  P.O. Box 29243                       2200 South 75th Avenue
                  Phoenix, AZ  85038-9243              Phoenix, AZ  85043

         And if to Tenant:

                  Central Freight Lines, Inc.
                  Attn:  Clay Embry
                  (by U.S. Mail)                       (by Express Carrier)
                  P.O. Box 2638                        5601 Waco Drive
                  Waco, TX  76702                      Waco, TX  76710
                  telephone no. 254-741-5345
                  facsimile no. 254-741-5337

         Any such notice given as aforesaid shall be conclusively deemed to have been given and received, if mailed by U.S. mail properly addressed and postage prepaid, three (3) business days next following the day on which such notice was mailed. Either party may, from time to time,

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furnish to the other notice of the address or change of address to which notices are to be given to it hereunder.

         SECTION 22.02. Wherever any consent is required under this Lease, the same shall not be unreasonably withheld.

                                   ARTICLE 23

                          CONDITION OF LEASED PROPERTY

         SECTION 23.01. Tenant represents that, except as expressly provided in this Article 23, the Property, all surface conditions thereof, and the present uses thereof, have been examined by Tenant and that Tenant accepts the same in the condition or state in which they or any of them may be upon the date of this Lease, without any representation or warranty, express or implied, in fact or by law, by Landlord and without recourse to Landlord, as to the nature, condition or usability thereof or the use or uses to which the Property or any part thereof may be put.

                                   ARTICLE 24

                           COVENANT OF QUIET ENJOYMENT

         SECTION 24.01. Except as provided in Articles 7 and 14 and in Section
24.03 below, Landlord covenants that Tenant, upon paying the rent and all other charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Property during the term of this Lease, without hindrance or molestation by Landlord or anyone claiming by or through Landlord.

         SECTION 24.02. In case Landlord or any successor owner shall convey or further lease the Property, all liabilities and obligations on the part of the Landlord, as Landlord, under this Lease occurring after such conveyance shall terminate upon such conveyance, and thereupon all such liabilities and obligations will be binding upon the grantee or lessee as successor Landlord.

         SECTION 24.03. Tenant nor Tenant's employees, agents or legal representatives are permitted to park, store or house their personal trailers, boats, recreational vehicles of any kind, farm equipment, campers or storage units on the leased Property or any of the property owned by and/or controlled by Landlord.

                                   ARTICLE 25

                                     BROKERS

         SECTION 25.01. Landlord and Tenant each represent and warrant to each other that no agent or broker represents them in connection with this Lease.

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                                   ARTICLE 26

                                    CAPTIONS

         SECTION 26.01. The captions of this Lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

                                   ARTICLE 27

                                   SUCCESSORS

         SECTION 27.01. The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, except as otherwise provided herein.

                                   ARTICLE 28

                                 DELAYING CAUSES

         SECTION 28.01. If either party is delayed in the performance of any covenant of this Lease because of any of the following causes: unusual action of the elements, war, riot, strikes, lockouts, labor disputes, inability to procure or general shortage of labor, materials or merchandise in the normal channels of trade, delay in transportation, delay in inspections, governmental action or inaction where action is required, or any cause beyond the reasonable control of the party so obligated, whether similar or dissimilar to the foregoing (except for any delay on account of financial inability), then such performance shall be excused for the period of the delay and the period such performance shall be extended for a period equivalent to the period of such delay, except that the foregoing shall in no way affect (i) Tenant's obligation to pay rent or other monetary obligations hereunder, or (ii) the length of the term.

                                   ARTICLE 29

                                 NO PARTNERSHIP

         SECTION 29.01. Nothing contained in this Lease shall be construed as creating any type or manner of partnership, joint venture or joint enterprise with or between Landlord and Tenant.

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                                   ARTICLE 30

                                  MISCELLANEOUS

         SECTION 30.01. This Lease shall be construed and enforced in accordance with the laws of the State of Texas.

         SECTION 30.02.  Time is of the essence of this Lease.

                                   ARTICLE 31

                               FURTHER INSTRUMENTS

         SECTION 31.01. Upon request of Tenant or Landlord, the parties hereto shall execute and deliver such further instruments in form for recording as may be necessary to effect this Lease and the covenants and obligations of the parties hereto.

         SECTION 31.02. This Agreement is the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous representations, negotiations, undertakings and agreements, written or oral, among any of the parties. No representation, inducement, agreement, promise, understanding, or waiver altering, modifying, taking from or adding to the terms and conditions hereof, shall have any force or effect unless the same is in writing and validly executed by all the parties hereto.

                                   ARTICLE 32

                       SUBORDINATION OF LEASE TO MORTGAGES

                  SECTION 32.01 This Lease shall be subject and subordinate at all times to the lien of existing mortgages and of mortgages which hereafter may be made a lien on the Premises. Although no instrument or act on the part of the Tenant shall be necessary to effectuate such subordination, the Tenant will nevertheless execute and deliver such further instruments subordinating this Lease to the lien of any such mortgages as may be desired by the mortgagee. The Tenant hereby irrevocably appoints the Landlord his attorney-in-fact to execute and deliver any such instrument for the Tenant. Provided, however, and notwithstanding the foregoing provisions hereof, upon foreclosure of the mortgage with the mortgagee succeeding to the rights of the Landlord, the Tenant shall, at the option of said mortgagee, attorn to the mortgagee as follows:

                  (a) Tenant shall be bound to the mortgagee under all the terms of the Lease for the balance of the term hereof remaining with the same force and effect as if the mortgagee were the Landlord under the Lease, and Tenant hereby attorns to the mortgagee as its Landlord, such attornment to be effective and self-operative, without the execution of further instrument on the part of either of the parties hereto, and immediately upon the mortgagee succeeding to the interest of Landlord under this lease and having given written notice of the same to Tenant. The respective rights and obligations of Tenant and of the mortgagee upon such attornment shall to the extent of the remaining term of the lease be the same as now set.

                  (b) The mortgagee shall be bound to the Tenant under all of the terms of this Lease, and the Tenant shall, from and after such event, have the same remedies against the mortgagee for the breach of an agreement contained in this Lease that the Tenant might have had under this Lease against the Landlord hereunder. In no event, however, shall the mortgagee be liable for any act or omission of any prior Landlord, be subject to any offsets or defenses which Tenant might have against any prior Landlord, or be bound by any rent or additional rent which the Tenant might have paid to any prior Landlord for more than the current month.

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Fort Worth Lease effective as of the day and year first above written.

                                    "TENANT"
                                    Central Freight Lines, Inc.

Signed on 8/3 2003                  By: /s/ Pat Curry
                                    Pat Curry
                                    Its: Vice President

                                    "LANDLORD"
                                    Jerry & Vickie Moyes

Signed on 8/15 2003                 /s/ Jerry Moyes
                                    Jerry Moyes

                                    /s/ Vickie Moyes
                                    Vickie Moyes

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